UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 24, 2010

GeoMet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52155	76-0662382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Fannin, Suite 1850

Houston, Texas 77010

(Address of principal executive offices including Zip Code)

(713) 659-3855

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 8.01	Other Events.

On June 24, 2010, GeoMet, Inc. (the “Company”) issued a press release announcing the record date for, and the date of, a special meeting of its stockholders for the purpose of approving a proposed rights offering (the “Rights Offering”) in which the Company would offer stockholders rights to purchase shares of the Company’s Series A Convertible Redeemable Preferred Stock, par value $0.001 per share (“Preferred Stock”) and an Investment Agreement dated as of June 2, 2010 between the Company and Sherwood Energy, LLC (“Sherwood”), pursuant to which Sherwood has committed to purchase any shares of Preferred Stock not purchased in the Rights Offering (the “Investment Agreement”). The special meeting of stockholders will be held on July 20, 2010, at 10:00 a.m., local time, at the Company’s principal office, located at 909 Fannin St., Suite 1850, Houston, Texas 77010. Stockholders of record at the close of business on June 15, 2010 are entitled to notice of and to vote at the special meeting.

A copy of the press release is attached as Exhibit 99.1 hereto.

Additional Information and Where to Find It

On June 24, 2010, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement in connection with the special meeting and stockholders are urged to read the proxy statement as well as any other relevant documents filed with the SEC when they become available. Investors and stockholders may obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders may obtain free copies of the proxy statement from the Company by contacting Stephen M. Smith at (713) 287-2251 (ssmith@geometcbm.com). In connection with the special meeting, the Company intends to mail copies of the proxy statement on or around June 24, 2010 to the Company’s stockholders of record who are entitled to attend and vote at the special meeting.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the special meeting. Information regarding the interests of these directors and executive officers in the Rights Offering and the Investment Agreement is included in the proxy statement described above.

This current report does not constitute an offer to sell or the solicitation of an offer to buy any securities of GeoMet, Inc. nor shall there be any sale of such securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Cautionary Statements

This current report includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance and other factors as discussed in our filings with the Securities and Exchange Commission. Among the factors that could cause results to differ materially are those risks discussed in our Form 10-K for the year ended December 31, 2009, as amended and filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in our SEC filings, specifically those under the heading “Risk Factors.” We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoMet, Inc.
(Registrant)

Dated: June 24, 2010	By:	/S/ William C. Rankin
	Name:	William C. Rankin
	Title:	Executive Vice President and Chief Financial Officer

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